Exhibit 99.1

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TRONOX

Investor Presentation

Feb. 6, 2006

Forward Looking Statement

Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “projects,” “target,” “budget,” “goal,” “plans,” “objective,” “outlook,” “should,” or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance.  They involve risks, uncertainties and assumptions.  Future results or performance may differ materially from those expressed or implied in these forward-looking statements.  Many of the factors that will determine these results and values are beyond our ability to control or predict.  These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, in the prospectus, which is available on Tronox’s website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements.  Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Use of Adjusted EBITDA

This presentation contains Adjusted EBITDA, which is a non-GAAP measure that is presented because it is a material component of the covenants that are imposed on us by the senior secured credit facility.  A detailed reconciliation to the comparable GAAP financial measures can be found in the Investor Relations section of the company’s website at www.tronox.com.

Investment Highlights

Attractive Industry Fundamentals
Experienced Management Team		Global Producer & Marketer with a Strong Leadership Position
TRONOX
Executing Value Strategy: Capturing Upside Potential		Proprietary Process & Expertise with World-Class Products & Technical Support
Well-Established Strategic Customer Relationships Across Diversified Markets

Overview

•                  “Strong out of the blocks”

•                  Focused on execution

•                  TiO2 business environment and outlook

•                  Financial highlights

IPO Proceeds

• Equity proceeds, net of fees	$225.5 MM
• Debt proceeds, net of fees	$537.5 MM
• Tronox Div to Kerr-McGee	$763.0 MM

• IPO share price	$14/share

• Shares issued	40.4 MM
• Public: Class A	43%
• 17.5 MM shares
• KMG: Class B	57%
• 22.9 MM shares

2005 Fourth-Quarter Highlights

•                  EPS on income from continuing operations $0.28/share

•                  Q4 Adjusted EBITDA 15% higher YOY

•                  2005 Adjusted EBITDA 44% higher YOY

•                  Record Q4 production

•                  Global prices moving higher

Tronox Operating Results

$MM

		Unaudited
	2004	2005

• Net Sales	$1,302	$1,364

• Operating Profit	(95)	88

• Adj. EBITDA	162	233

• Adj. EBITDA Margin	12.4%	17.1%

• EPS from Cont. Ops.		$1.13

Tronox Evolution

1997-2000

Growth: Acquisitions

•                  Bayer Acquisition

•                  Kemira Acquisition

•                  Capacity:  200 MT to 624 MT

•                  Critical Market Share: 5% to 13%

•                  Acquired a Range of Competitive Products

•                  Global Operations

•                  Foundation to Grow

2001-2003

Integration Challenges

•                  Safety & Environmental

•                  Standardize to KMG / Tronox

•                  High-grade Staff

•                  Rationalize Assets

•                  Business Systems

•                  Cultural / Multi-National

•                  Down Market (Price)

2004-2005

Building New Strategy & Team

•                  Value Strategy:  Focus on Increasing Cash Flow, Profit & Returns

•                  Drive Business from Customers’ Perspective:  Market Segmentation

•                  Operational Excellence: Extract More from Existing Assets, Six Sigma, Technology

•                  Specific Continuous Improvement Strategies Driven Throughout Business

•                  Assembled New Team to Execute Strategy

Tronox – Moving Ahead

2005

IPO Process

•                  Dual-Track Process

•                  IPO S-1 Filing

•                  Completed IPO with Roadshow in November

•                  IPO on Nov. 22, 2005

•                  Strong Financial Performance

2006

Focused on Creating Value for Shareholders

•                  Execute Strategy

•                  Alignment of Employees

•                  Focus on Cash

•                  EPS Growth

2007+

Focus on Growth Opportunities

•                  Organic / Brownfield Growth

•                  Potential Acquisitions

•                  Debt Reduction

•                  Investment Grade

Alignment of Employees

•                  New Variable Compensation Program – “STAR”

•                  Program 2006 metrics

•                  Corporate

•                  Net Income

•                  Return on Invested Capital

•                  Cash Flow

•                  Organizational Group (By plant) “Line of Sight”

•                  Fixed cost

•                  Manufacturing efficiency variance

•                  Quality

•                  Uptime

•                  Balanced Scorecard Approach

Tronox Balanced Scorecard

2005

PERSPECTIVE	OBJECTIVE	MEASURE
FINANCIAL	Maximize Return on Assets	ROACE
	Maximize Cash Flow	Free Cash Flow $’MM
	Maximize Profit	Op Income $’MM
CUSTOMER	Customer Satisfaction	% On Time Delivery
# Customers > 1 CER (avg 6 mos)
	Optimize Customer Profitability	Average Contribution Margin $/MT
INTERNAL
Supply Chain	Implement Re-engineered S&OP	Supply Plan Performance
	Inventory Management	Cash-To-Cash Cycle Time
	Reduce Global Procure. Spend	Price Variance B/(W) $MM’s
Mfg Excellence	Improve Maintenance Effectiveness	% of replacement value
	Increase Asset Utilization	% Uptime
	Lower Cost of Quality	1st Pass Quality (Cat 1-3)
	Lower Cost of Production	Efficiency Var to Budget Std $’MM
Innovation	Process Improvement Thru Tech	% Complete: Proj < 2 Yr Payback
	New Product Development	# of Product Launches
Regulatory/Env.	Develop Effective Waste Mgmt	# Projects to impact waste exposure
# Env. & Reg. Incidents
LEARNING & GROWTH
Safety	Improved safety performance	Reduce Incident Rate (IRR) %
Lost Time - Employee
People	Attract, grow, & retain best people	Employ. Retention (turn MX1 & OU)
Info Systems	Implement Chem Bus. Sys. Strat	Performance to Plan
Organizational	Improve Org Effectiveness	Communication (# LT Visits)

Global TiO2 Manufacturing

Operations

•                  Strategically positioned plants to effectively serve global markets

•                  Experienced operational management and plant-level leadership

Nameplate Capacity (1)

Location	M Tonnes
Hamilton	225

Savannah	110

Western Australia	110

Botlek	72

Uerdingen (Sulfate)	107

Global Capacity	624

Summary Historical Production (1)

[CHART]

[GRAPHIC]

(1)       Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by Tronox and 50% by joint venture partner.

Manufacturing Excellence

•                  Extracting More From Existing Assets:

•                  Focused effort to improve uptime at all five TiO2 facilities to world class

•                  Reduce maintenance spend

•                  Focused on quality

Percent Uptime

[CHART]

Annual Maintenance Cost as % of Estimated Replacement Value

[CHART]

Source: “Making Common Sense, Common Practice”, Ron Moore

Working Capital

			Unaudited
	2003	2004	2005
Accounts Receivable	$151	$222	$323
Inventories	353	285	312
Deposits & Prepaids	53	34	29
Total Current Assets	557	541	664

Accounts Payable	198	196	195
Accrued Liabilities	152	163	173
Current Portion LTD	—	—	2
	350	359	370
Net Working Capital	$207	$182	$294

Process Chemicals & Energy

Costs

•                  Process Chemical Costs and Programs

•                  Successful execution of supply chain and contracting strategies mitigated potential cost increases

•                  Tronox cost increases were up 13%, substantially below general market

•                  3 major process chemicals are chlorine, petroleum coke and caustic

•                  Energy (Natural Gas, Electricity and Steam)

•                  Represents only about 10% to 11% of total costs of goods sold

•                  Natural gas hedging and operating efficiency gains have mitigated potential increases

•                  Cost increases were up 13%, substantially below market rate increases

•                  We will continue to evaluate hedging opportunities

Announced Price Increases

•                  Oct. 1, 2005, $.06/lb. increase will positively impact Q1 2006

•                  Jan. 1, 2006, $.05/lb. increase will positively impact Q2 2006

TiO2 Supply / Demand

•                  Supply / demand is tight

•                  2006 will be the lowest supply to demand ratio in two decades

•                  Capacity rationalization of 218 MT or 11% of sulfate capacity since 2001

•                  Major Brownfield / Greenfield efforts needed pre-2009

Supply Considerations

•                  From 2005 to 2010, minimum of 700 MT needed assuming 95% capacity utilization

•                  Industry will require 3 to 4 world-scale chloride plants to meet demand even after considering expected sulfate capacity growth in China

TiO2 Supply / Demand

[CHART]

Source: Artikol plus internal estimates.

Financial Focus and Objectives:

•                  Disciplined focus on:

•                  Free cash flow generation

•                  EPS growth

•                  Debt reduction

•                  Regular quarterly dividend payments

•                  Efficiently manage working capital requirements

•                  Incentivize management with equity ownership

Tronox Cash Flow

$MM

		Unaudited
	2004	2005
Net income (loss)	$(128)	$18
Depreciation and amortization	105	103
Asset write-downs and impairments	122	12
Other adjustments to reconcile net income (loss) to net cash provided by operating activities	115	79
Changes in assets and liabilities	(23)	(148)
Net cash provided by operating activities	191	64

Capital expenditures	(92)	(88)
Other investing activities	1	171
Net cash used in investing activities	(91)	83

Net cash used in financing activities	(131)	(105)

Effects of exchange rate changes	(4)	3

Net change in cash	$(35)	$45

2006 Capital Expenditures

$94 MM

[CHART]

By Type

[CHART]

Pigment By Category

Legacy Sites

•                  Company actively manages environmental issues related to legacy businesses

•                  In 1994, a centralized unit, Safety and Environmental Affairs (S&EA) was formed to manage environmental issues

•                  S&EA staffed with 34 experts in environmental remediation

Legacy Sites

•                  Financial reserves have been established for probable and estimable environmental costs, which are reviewed and updated quarterly

•                  As of 12/31/2005, gross reserves were $223.7 million

•                  As of 12/31/2005, receivable of $56.7 million

•                  U.S. Navy settlement of $20.5 million to Tronox in Q1, 2006, and will pay 21% of future perchlorate remediation after 2011

•                  Insurance coverage covering majority of perchlorate until Dec. 31, 2010

•                  Insurance coverage for five former forest product sites

•                  Department of Energy (DOE) reimburses Tronox for 55.2% of money spent to clean up the West Chicago and Kress Creek sites

Profit Growth Drivers

Target: >10% EPS Growth

Company Fundamentals	• Proprietary Chloride Technology • Superior Customer / Technical Service • Well Positioned to Benefit from Tight Supply & Demand • Global Pigment Operations

Internal Growth	• Organic Growth / Brownfield • Grow with Strategic Customers • Plastics & Specialty Focus • R&D Product Development

Margin Enhancement	• Market Segmentation • Optimize Supply Chain • Manufacturing Excellence • Rationalize Costs

External Growth

Additional Backup Material

TiO2 Pigment

•                  Quality-of-life product used daily

•                  No effective substitutes

•                  Differentiated and frequently customized

2005 Global TiO2 Demand by End-Use Market

[CHART]

Total Market Size: $9B

Diverse Portfolio of End-Use Opportunities

Differentiated Products

•                  Formulation based

•                  Selective market base

•                  Relational marketing

•                  Growth in line with economy

Architectural Coatings, Paper Laminates

Specialty Products

•                  Customized

•                  Focused market base

•                  Premium pricing

•                  Value-based marketing

•                  Higher growth prospects

Ink, Catalysts, Engineering Plastics

Source: TZMI.

Global Producer with Strong

Market Leadership Position

•                  Highly concentrated industry with top five producers accounting for approximately 70% of global production

•                  #3 global producer; #2 using higher-growth chloride-process technology

•                  Leading supplier to global customers in multiple regions of the world

•                  Capitalizing on strong growth in Asia-Pacific, particularly China and India

•                  Strategically located manufacturing facilities in North America, Europe and Asia-Pacific

2005 Global Market Share

[CHART]

4.4 MM Tonnes

2005 Tronox Sales by Geography

[CHART]

Source: Company filings and internal estimates

Market Strategy

•                  Grow higher margin Plastics and Specialty, while enhancing profitability of Coatings and Paper

		Harvest	Maintain	Grow

	Strong		Coatings 67%

Tronox Competitiveness	Adequate	Paper 9%		Plastics 22% Specialty 2%

Weak

		Low	Medium	High
			Market Attractiveness	% Tronox Sales (1)

(1)  TiO2 only.  Excludes Other Businesses.

www.tronox.com